SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2004
                                (August 10, 2004)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)


        Tennessee                    01-13031             62-1674303
(State of Incorporation)       (Commission File No.)   (IRS Employer
                                                       Identification No.)


          111 Westwood Place, Suite 200
               Brentwood, Tennessee                               37027
     (Address of Principal Executive Office)                   (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250




ITEM 9. REGULATION FD DISCLOSURE.

On August 10, 2004, American Retirement Corporation issued a press release announcing its second quarter 2004 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2004, American Retirement Corporation issued a press release announcing its second quarter 2004 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMERICAN RETIREMENT CORPORATION

Date:  August 10, 2004            By:      /s/ Bryan D. Richardson
                                  -------------------------------------------
                                  Name:    Bryan D. Richardson
                                  Title:   Executive Vice President and Chief
                                           Financial Officer


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                                  EXHIBIT INDEX


 No.                       Exhibit
-----                      -------
 99.1                      Press Release dated August 10, 2004


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